                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 26, 2000

                        Ticketmaster Online-CitySearch, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                      0-25041                     95-4546874
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(State or Other Jurisdiction    (Commission File              (IRS Employer
 of Incorporation)                   Number)                 Identification No.)

     790 E. Colorado Boulevard, Suite 200, Pasadena, California     91101
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: (626) 405-0050

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ITEM 5.  OTHER EVENTS.

     On January 26, 2000, the Registrant issued a press release announcing its results for the quarter and year ended December 31, 1999. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.



Exhibit No.                              Description
-----------                              ------------
99.1                        Press Release dated January 26, 2000.












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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 27, 2000              TICKETMASTER ONLINE-CITYSEARCH, INC.



                                      By: /s/ Charles Conn
                                         --------------------------------
                                              Charles Conn
                                              Chief Executive Officer




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

INDEX TO EXHIBITS


Exhibit No.                              Description
-----------                              ------------
99.1                        Press Release dated January 26, 2000.









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